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                                                                  EXECUTION COPY

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                      MERRILL LYNCH MORTGAGE LENDING, INC.,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                            Dated as of July 1, 2006

                     Merrill Lynch Mortgage Investors Trust
            (Mortgage Loan Asset-Backed Securities, Series 2006-SL2)

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                                TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
ARTICLE I CONVEYANCE OF MORTGAGE LOANS...................................     1
   Section 1.01. Sale of Mortgage Loans..................................     1
   Section 1.02. Delivery of Documents...................................     2
   Section 1.03. Review of Documentation.................................     2
   Section 1.04. Representations and Warranties of the Seller............     2
   Section 1.05. Grant Clause............................................     5
   Section 1.06. Assignment by Depositor.................................     5

ARTICLE II MISCELLANEOUS PROVISIONS......................................     6
   Section 2.01. Binding Nature of Agreement; Assignment.................     6
   Section 2.02. Entire Agreement........................................     6
   Section 2.03. Amendment...............................................     6
   Section 2.04. Governing Law...........................................     7
   Section 2.05. Severability of Provisions..............................     7
   Section 2.06. Indulgences; No Waivers.................................     7
   Section 2.07. Headings Not to Affect Interpretation...................     7
   Section 2.08. Benefits of Agreement...................................     7
   Section 2.09. Counterparts............................................     7

                                    EXHIBITS

EXHIBIT A TRANSFER AGREEMENTS............................................     1

EXHIBIT B ORIGINATORS....................................................     1

                                    SCHEDULE

SCHEDULE A MORTGAGE LOAN SCHEDULE........................................     1
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     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of July 1, 2006
(the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in Appendix A of the Indenture, dated as of August 8, 2006 (the "Indenture"), by and between Merrill Lynch Mortgage Investors Trust, Series 2006-SL2, as issuer (the "Issuer"), LaSalle Bank National Association, as administrator (the "Administrator"), and Citibank, N.A., as indenture trustee (the "Indenture Trustee").

                                   WITNESSETH:

     WHEREAS, pursuant to certain master mortgage loan purchase and interim servicing agreements listed on Exhibit A-1 hereto (collectively, the "Transfer Agreements") between the Seller, Merrill Lynch Credit Corporation ("MLCC") or Merrill Lynch Mortgage Capital Inc. ("MLMC") and each of the originators listed on Exhibit B hereto (collectively, the "Originators"), and certain assignment assumption and recognition agreements listed on Exhibit A-2 hereto (collectively, the "AARs") between either MLCC or MLMC, as assignor, and MLML, as assignee, and acknowledged by the related Originator, the Seller has purchased or received certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

     WHEREAS, each Transfer Agreement (unless otherwise noted on Exhibit A) is supplemented by a related letter, each dated as of August 8, 2006 (the "Closing Date") between each related Originator and the Seller (each, a "Bring Down Letter");

     WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements and the Bring Down Letters, and to delegate all of its obligations thereunder, to the Depositor; and

     WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Merrill Lynch Mortgage Investors Trust, Series 2006-SL2 (the "Issuing Entity") pursuant to a trust agreement, dated as of August 8, 2006, by and between the Depositor and Wilmington Trust Company, as owner trustee of the Issuing Entity, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Issuing Entity, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

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                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $249,716,798. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after July 1, 2006, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies related to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties.

     Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under the Transfer Agreements, AARs and the Bring Down Letters, other than any servicing rights retained pursuant to the provisions of the Transfer Agreements, AARs and the Bring Down Letters, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $249,716,798. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Transfer Agreements, AARs and the Bring Down Letters, as if the Depositor had been a party to such agreements.

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreements.

     (a) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the related Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian for the Mortgage Loans for the Depositor. The Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Custodian identifies any material defect, the Seller (or the related Originator, as the case may be) shall be obligated to cure such defect, repurchase the related Mortgage Loan or substitute a Replacement Mortgage

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Loan therefor, in each case as pursuant to the Servicing Agreement, dated as of
July 1, 2006 (the "Servicing Agreement"), by and among the Seller, the Depositor, the Issuing Entity, Wilshire Credit Corporation, as servicer, LaSalle Bank National Association, as master servicer and securities administrator, and Citibank, N.A., as indenture trustee.

     Section 1.04. Representations and Warranties of the Seller.

     (a) The Seller hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) The Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the federal stock charter or bylaws of the Seller;

          (iii) The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

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     (b) The representations and warranties of each Originator with respect to the Mortgage Loans contained in the applicable Transfer Agreement were made as of the date of such Transfer Agreement and brought forward to the Closing Date pursuant to the applicable Bring Down Letter. The representations and warranties of each Originator with respect to the Mortgage Loans contained in the applicable Bring Down Letter are being made as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Originator under the applicable Transfer Agreement or Bring Down Letter and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Depositor with respect to a breach by the Seller of such representation and warranty (other than a breach by the Seller of the representations and warranties made pursuant to Sections 1.04(b)(viii) and 1.04(b)(ix)) shall be the right to enforce the obligations of the applicable Originator under any applicable representation or warranty made by it; provided, however, that to the extent any of (a) Bayrock Mortgage Corporation ("Bayrock"),
(b) First NLC Financial Services, LLC ("First NLC"), (c) Ownit Mortgage Solutions, Inc. ("Ownit"), (d) Lime Financial Services, Inc. ("Lime"), (e) Maribella Mortgage, LLC ("Maribella"), (f) FMF Capital LLC ("FMF"), (g) MILA, Inc. ("MILA"), (h) NetBank ("NetBank"), (i) NC Capital Corporation ("NC Capital"), (j) IXIS Real Estate Capital Inc. ("IXIS"), (k) Quicken Loans Inc. ("Quicken"), (l) Secured Funding Corporation ("Secured Funding") or (m) Sierra Pacific Mortgage Company, Inc ("Sierra Pacific") fails to fulfill its contractual obligations under the applicable Transfer Agreement then the Depositor shall have the right to enforce such obligations of Bayrock, First NLC, Ownit, Lime, Maribella, FMF, MILA, NetBank, NC Capital, IXIS, Quicken, Secured Funding, and Sierra Pacific, as applicable, against the Seller. The representations made by the Seller pursuant to Sections 1.04(b)(viii) and 1.04(b)(ix) shall be direct obligations of the Seller. The Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(viii) and 1.04(b)(ix)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by a Originator in the applicable Transfer Agreement, AAR or Bring Down Letter. Except with respect to Bayrock, First NLC, Ownit, Lime, Maribella, FMF, MILA, NetBank, NC Capital, IXIS, Quicken, Secured Funding, and Sierra Pacific, the Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Originator in the applicable Transfer Agreement, AAR or Bring Down Letter, without regard to whether such Originator fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if such Originator fulfills its obligations under the provisions of the applicable Transfer Agreement, AAR and the Bring Down Letter by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan. Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that as of August 8, 2006:

          (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true

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     and correct in all material respects at the date or dates respecting which such information is given;

          (ii) As of the Closing Date, no Mortgage Loan is in foreclosure;

          (iii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period and as determined based on the maximum line of credit, rather than the actual amount drawn, with respect to any Mortgage Loan that is a home equity line of credit);

          (iv) The representations and warranties contained in (A) Sections 7.01 and 7.02 of the BayRock Agreement; (B) Subsections 6.01 (a), (c), (g), (h),
     (i), (j), (k), (n), (q), (u), (x), (y), (ff), (jj), (nn), (pp) with respect to the servicing only and (qq) are made of the Servicing Transfer Date of the CitiMortgage Agreement; (C) Sections 7.01 and 7.02 of the First NLC Agreement; (D) Subsections 7.01 (1), (2), (3), (4), (5), (7), (8) (to the
     extent such representation relates to a successor servicer), (9), (19),
     (26) (excluding the first sentence thereof), (34), (36), (44) and (49) of the Fremont Agreement; (E) Subsections 7.02(1) through (9), (16), (17),
     (19). (21), (22), (24), (25), (26), (31), (34), (35), (36), (38), (42),
     (44), (71), (75), (81), (82), (87), (88), (89), (92), (92) and (94) of the
     Impac Agreement; (F) Sections 7.01 and 7.02 of the Ownit Agreement; (G) Sections 7.01 and 7.02 of the Lime Agreement; (H) Sections 7.01 and 7.02 of the Lime HELOC Agreement; (I) Sections 7.01 and 7.02 of the Maribella Agreement; (J) Sections 7.01 and 7.02 of the FMF Agreement; (K) Sections
     7.01 and 7.02 of the MILA Agreement; (L) Sections 7.01 and 7.02 of the NetBank Agreement; (M) Sections 7.01 and 7.02 of the IXIS Agreement; (N) the Option One Agreement, which are not contained in the Exhibit A to the Bring Down Letter related to Option One Mortgage Corporation; (O) Sections
     7.01 and 7.02 of the Quicken Agreement; (P) Sections 7.01 and 7.02 of the Secured Funding Agreement; and (Q) Sections 7.01 and 7.02 of the Sierra Pacific Agreement, are hereby restated by the Seller as of the Closing Date;

          (v) The representation and warranties contained in (A) Sections 6.01 (provided that the representations and warranties set forth in Sections
     6.01 (a), (c), (g), (h), (i), (j), (k), (n), (q), (u), (x), (y), (ff),
     (jj), (nn), (pp) with respect to the servicing only and (qq) are made of the Servicing Transfer Date) and 6.02 of the CitiMortgage Agreement; (B) Sections 7.01 and 7.02 of the Decision One Agreement; (C) Sections 7.01 and
     7.02 of the Fieldstone Agreement; (D) Sections 3.01 and 3.02 of the First Horizon Agreement and Exhibit 3 of the related trade confirmations; (E) Sections 7.01 and 7.02 of the Fremont Agreement (provided that the representations and warranties set forth in Subsection 7.02 of the Agreement, clauses (1), (2), (3), (4), (5), (7), (8) (to the extent such representation relates to a successor servicer), (9), (19), (26) (excluding the first sentence thereof), (34), (36), (44) and (49) are being made as of the Closing Date, as such term is defined in the Fremont Agreement and the representation and warranty set forth in Subsection 7.02 of the Agreement, clause (25) is made as of the date hereof but is qualified "to the best of the Seller's knowledge."); (F) Sections 7.01 and Subsections 7.02 (10),
     (11), (12), (13), (14), (15), (18), (20), (23), (27), (28), (29), (30),
     (32), (33), (37),

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     (39), (40), (41), (43), (45) through (70), (72), (73), (74), (76) through
     (80), (83) through (86), (90) and (91) of the Impac Agreement; (G) Sections
     7.01 and 7.02 of the NC Capital Agreement; and (H) Exhibit A of the Bring Down Letter related to Option One Mortgage Corporation, are incorporated herein by reference as of the Closing Date.

          (vi) As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (vii) As of the Closing Date, the Seller would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

          (viii) None of the Mortgage Loans are "high cost" as defined by applicable predatory and abusive lending laws; No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E); and

          (ix) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws.

     It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, and, that does not also constitute a breach of a representation or warranty of a Originator in the applicable Transfer Agreement, or Bring Down Letter, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. The Seller hereby indemnifies and holds the Issuing Entity, the Indenture Trustee, the Depositor, the Master Servicer, each Servicer and each Securityholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Issuing Entity, the Indenture Trustee, the Depositor, the Master Servicer, each Servicer and any Securityholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of Section 2.03 of the Servicing Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Issuing Entity or any REMIC provided for in the Indenture, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or (ii) any REMIC created in the Indenture to fail to qualify as a REMIC at any time that any Security is outstanding.

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     Section 1.05. Grant Clause. It is intended that the conveyance of the
Seller's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Issuing Entity, and the Issuing Entity then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Issuing Entity.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Seller and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuing Entity, the Servicing Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Securities

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(and any Opinion of Counsel requested by the Indenture Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (a) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Securities affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Security without the consent of the Holder of such Security or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Securities of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Securities affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Securities, the related Security Owners.

     (b) It shall not be necessary for the consent of Holders under this Section
2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

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     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

MLMI 2006-SL2
Mortgage Loan Sale and Assignment Agreement MLML

     IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

MLMI 2006-SL2
Mortgage Loan Sale and Assignment Agreement MLML

                                   EXHIBIT A-1

                               TRANSFER AGREEMENTS

1. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of October 1, 2005 (the "BayRock Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and BayRock Mortgage Corporation, as seller and interim servicer.

2. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005 (the "CitiMortgage Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and CitiMortgage, Inc., as seller and interim servicer.

3. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 1, 2004 (the "Decision One Agreement"), by and between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and Decision One Mortgage Company, LLC, as seller and interim servicer.

4. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2006 (the "Fieldstone Agreement"), among Merrill Lynch Mortgage Lending, Inc., as initial purchaser, Fieldstone Mortgage Company, as seller and interim servicer.

5. Master Seller's Warranties and Servicing Agreement, dated as of March 1, 2005 (the "First Horizon Agreement"), as amended, and the trade confirmations dated as of November 9, 2005 and January 6, 2006, each between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and First Horizon Home Loan Corporation, as seller and interim servicer.

6. Master Mortgage Loan Purchase Agreement, dated as of April 1, 2006 (the "First NLC Agreement"), among Merrill Lynch Mortgage Lending, Inc., as initial purchaser, First NLC Financial Services, LLC, as seller and interim servicer.

7. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2005 (the "Fremont Agreement"), among Merrill Lynch Mortgage Capital Inc., Merrill Lynch Mortgage Lending, Inc., each as initial purchaser, and Fremont Investment & Loan, as seller and interim servicer, as amended.

8. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2005 (the "Impac Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Impac Funding Corporation, as seller and interim servicer.

9. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2005 (the "Ownit Agreement"), by and between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Ownit Mortgage Solutions, Inc., as seller and interim servicer.

10. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2005 (the "Lime Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Lime Financial Services, Ltd., as seller and interim servicer.

11. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of October 1, 2005 (the "Lime HELOC Agreement"), between Merrill Lynch Credit Corporation, as initial purchaser, and Lime Financial Services, Ltd., as seller and interim servicer. (HELOCs)

12. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2005 (the "Maribella Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Maribella Mortgage, LLC, as seller and interim servicer.

13. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2005 (the "FMF Agreement"), among Merrill Lynch Mortgage Lending, Inc., as initial purchaser, FMF Capital LLC, as seller, and Michigan Fidelity Acceptance Corporation, as seller and interim servicer.

14. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 1, 2004 (the "MILA Agreement"), by and between Merrill Lynch Mortgage Capital Inc., as initial purchaser and MILA, Inc., as seller and interim servicer, as amended.

15. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2005 (the "NetBank Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and NetBank, as seller and interim servicer.

16. Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2002, as amended August 1, 2004 (the "NC Capital Agreement"), among Merrill Lynch Mortgage Capital Inc., as initial purchaser, NC Capital Corporation, as seller and New Century Mortgage Corporation, as interim servicer.

17. Master Mortgage Loan Purchase Agreement, dated as of November 1, 2004 (the "IXIS Agreement"), between Merrill Lynch Mortgage Capital Inc., as initial purchaser, and IXIS Real Estate Capital Inc., as seller.

18. Master Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 2005 (the "Option One Agreement"), among Merrill Lynch Mortgage Lending, Inc., as purchaser, Option One Mortgage Corporation, as seller and servicer, and the Seller Trusts, as sellers, as amended.

19. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of August 1, 2005 (the "Quicken Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Quicken Loans Inc., as seller and interim servicer.

20. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 1, 2006 (the "Secured Funding Agreement"), between Merrill Lynch Credit Corporation, as initial purchaser, and Secured Funding Corporation, as seller and interim servicer.

21. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2005 (the "Sierra Pacific Agreement"), between Merrill Lynch Mortgage Lending, Inc., as initial purchaser, and Sierra Pacific Mortgage Company, Inc., as seller and interim servicer.

                                   EXHIBIT A-2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENTS

1. Assignment and Assumption Agreement, dated August 8, 2006, between Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage Lending, Inc. and acknowledged by IXIS Real Estate Capital Inc.

2. Assignment and Assumption Agreement, dated August 8, 2006, between Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage Lending, Inc. and acknowledged by MILA, Inc.

3. Assignment and Assumption Agreement, dated August 8, 2006, between Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage Lending, Inc. and acknowledged by NC Capital Corporation and New Century Mortgage Corporation.

4. Assignment and Assumption Agreement, dated August 8, 2006, between Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage Lending, Inc. and acknowledged by Secured Funding Corporation.

                                    EXHIBIT B

                                   ORIGINATORS

1.   Bayrock Mortgage Corporation

2.   CitiMortgage, Inc.

3.   Decision One Mortgage Company, LLC

4.   Fieldstone Mortgage Company

5.   First Horizon Home Loan Corporation

6.   First NLC Financial Services, LLC

7.   Fremont Investment & Loan

8.   Impac Funding Corporation

9.   Ownit Mortgage Solutions, Inc.

10.  Lime Financial Services, Inc.

11.  Maribella Mortgage, LLC

12.  Michigan Fidelity Acceptance Corporation and FMF Capital LLC

13.  MILA, Inc.

14.  NetBank

15.  NC Capital Corporation

16.  IXIS Real Estate Capital Inc.

17.  Option One Mortgage Corporation

18.  Quicken Loans Inc.

19.  Secured Funding Corporation

20.  Sierra Pacific Mortgage Company, Inc.

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE